EXHIBIT 99

For Immediate Release
                                          Contact:      Julann Oppasser Donnelly
                                                        Investor Relations
                                                        (757) 306-0299
                                                        INVREL@METROIS.COM

                                                        Dean Dranias
                                                        Dresner Corp. Services
                                                        (312) 726-3200


          METRO INFORMATION SERVICES EXPANDS INTO NORTHERN CALIFORNIA:
               ACQUIRES THE AVERY GROUP OF MENLO PARK, CALIFORNIA

VIRGINIA BEACH, VIRGINIA, DECEMBER 2, 1998 - METRO INFORMATION SERVICES, INC. (NASDAQ-MISI) today announced it has acquired The Avery Group (Avery) of Menlo Park, California. Avery is a high quality provider of information technology consultants and software engineers to clients in the Palo Alto/Silicon Valley area. The transaction adds approximately 95 consultants to Metro. The Avery Group projects revenue of approximately $14 million for 1998.

While transaction terms were not announced, Metro expects the acquisition to be accretive to 1999 earnings. Metro will account for the transaction as a purchase of assets for cash.

John H. Fain, Metro's CEO said, "The Avery Group acquisition marks our first entry into the dynamic technology-driven Northern California market. We are excited about supporting the staff and clients of The Avery Group and the prospects for new business in this market." Continuing, Fain said, "The Avery Group acquisition demonstrates our continued commitment to making selective acquisitions of high-quality information technology companies in transactions that are accretive to earnings."

Kathleen Avery, founder and President of Avery said, "Metro offers us a complementary culture and the advantage of being part of a nationwide provider of information technology services. We look forward to offering more opportunities to our staff and having a greater ability to serve our clients nationwide with the high quality services they have come to expect from The Avery Group."

Metro now has 34 offices in the United States and Puerto Rico. Metro provides a wide range of information technology consulting and software development services and has more than 2,100 consultants and a total staff of more than 2,500. Metro's services include application systems development and maintenance, information technology architecture and engineering, systems consulting, project outsourcing (including Year 2000 compliance) and general support services. Information about Metro is available via the Internet's World Wide Web at http://www.MetroIS.com.

Certain matters discussed in this news release are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. All statements made in this news release, other than those consisting solely of historical facts, that address events or developments that the Company expects or anticipates will or may occur in the future, including expectations regarding 1998 revenue of The Avery Group, the prospects for new business in the Northern California market, and references to business strategy, future success and other events, are forward-looking statements. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, including the Company's ability to integrate and operate successfully acquired businesses and the risks associated with such businesses; uncertainty as to the future profitability of acquired businesses; competition; and other factors. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as the risks and uncertainties discussed above and other factors may cause actual results to differ materially from those projected. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements. Please refer to a discussion of these and other factors in the Company's most recent Form 10-K, Form 10-Q and other documents filed with the Securities and Exchange Commission.

                             CORPORATE HEADQUARTERS
                              200 Golden Oak Court
                            Reflections II, 3rd Floor
                            Virginia Beach, VA 23452


       ARIZONA                                                           NORTH CAROLINA
       Phoenix                                                           Charlotte
                                                                         Greensboro/Winston-Salem
       CALIFORNIA                                                        Raleigh/Durham
       Palo Alto/Silicon Valley
                                                                         OHIO
       COLORADO                                                          Cincinnati
       Denver                                                            Columbus

       DISTRICT OF COLUMBIA                                              PENNSYLVANIA
       Washington                                                        Philadelphia
                                                                         Pittsburgh
       FLORIDA
       Ft. Lauderdale                                                    PUERTO RICO
       Jacksonville                                                      San Juan
       Orlando
       Tallahassee                                                       SOUTH CAROLINA
       Tampa                                                             Columbia
                                                                         Greenville
       GEORGIA
       Atlanta                                                           TENNESSEE
                                                                         Memphis
       ILLINOIS                                                          Nashville
       Chicago
                                                                         TEXAS
       KANSAS/MISSOURI                                                   Austin
       Kansas City                                                       Dallas/Ft. Worth
       St. Louis                                                         Houston

       MARYLAND                                                          VIRGINIA
       Baltimore                                                         Richmond
                                                                         Roanoke
       MINNESOTA                                                         Virginia Beach/Norfolk
       Minneapolis
                                                                         WASHINGTON
                                                                         Seattle